UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2022

Cellectar Biosciences, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Florham Park, NJ, 07932

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (608) 441-8120

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	CLRB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 20, 2022, Cellectar Biosciences, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Hybrid Offering Purchase Agreement”) with the investors signatories thereto (the “Investors”), pursuant to which the Company agreed to issue and sell: (i) in a registered offering directly to the Investors an aggregate of 3,275,153 shares (the “Registered Shares”) of common stock, par value $0.00001 per share, of the Company (“Common Stock”) at an offering price of $2.085 per share (the “Registered Offering”) and (ii) in a concurrent private placement (the “Concurrent Private Placement”) common warrants (the “Hybrid Offering Common Warrants”) to purchase up to an aggregate of 3,275,153 shares of Common Stock.

In a separate concurrent private placement (the “Separate Concurrent Private Placement” and, together with the Registered Offering and the Concurrent Private Placement, the “Transactions”), the Company entered into a Private Placement Securities Purchase Agreement (the “PIPE Purchase Agreement”) with certain purchasers named in the PIPE Purchase Agreement, pursuant to which the Company agreed to issue to the purchasers named therein pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 1,875,945 shares of Common Stock and common warrants (the “PIPE Common Warrants” and, together with the Hybrid Common Warrants, the “Common Warrants”) to purchase up to an aggregate of 1,875,945 shares of Common Stock.

Gross proceeds from the Transactions will be approximately $10.7 million before deducting the placement agent fee and related offering expenses.

The Common Warrants are immediately exercisable at an exercise price of $1.96 per share and will expire on the fifth anniversary of their issuance. The purchase price of each Pre-Funded Warrant is $2.08499 and the Pre-Funded Warrants are immediately exercisable at an exercise price of $0.00001 per share and will not expire until exercised in full.

The Registered Shares were offered by the Company pursuant to a registration statement on Form S-3 (File No. 333-244362), which was declared effective by the Securities and Exchange Commission on August 20, 2020 (the “Registration Statement”). The offering and sale of the Common Warrants, the Pre-Funded Warrants and the shares of Common Stock issuable upon the exercise of the Common Warrants and the Pre-Funded Warrants was made pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided in Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder.

The exercise price of the Common Warrants, and the number of shares of Common Stock that may be exercised pursuant to the Common Warrants and the Pre-Funded Common Warrants will be subject to adjustment in the event of any stock dividend or split, reverse stock split, recapitalization, reorganization or similar transaction, as described in the Pre-Funded Warrants or Common Warrants. The Pre-Funded Warrants will be exercisable on a “cashless basis” and the Common Warrants will also be exercisable on a “cashless” basis if at any time after the six-month anniversary of the date of issuance there is no effective registration statement registering, or no current prospectus available for, the resale of the shares of Common Stock that may be issued pursuant to the exercise of the Common Warrants.

On October 20, 2022, the Company entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Oppenheimer & Co. Inc. (the “Placement Agent”), pursuant to which the Company engaged the Placement Agent as the sole placement agent in connection with the Transactions. The Placement Agent agreed to use its reasonable best efforts to arrange for the sale of the securities. The Company agreed to pay the Placement Agent a placement agent fee in cash equal to 7% of the gross proceeds from the sale of the securities sold in the Transactions. The Placement Agency Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature.

In connection with the Transactions, the Company entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company is required to file a registration statement on Form S-3, or Form S-1 if Form S-3 is not available, within 30 calendar days of the closing of the Transactions to provide for the registration of shares of Common Stock issuable upon the exercise of the Common Warrants and the Pre-Funded Warrants. The Company will be obligated to use its commercially reasonable efforts to keep any registration statement effective until the earlier of (i) the date on which the shares of Common Stock subject to the registration statement may be sold without registration pursuant to Rule 144 under the Securities Act, or (ii) the date on which all of the shares of Common Stock subject to the registration statement have been sold under the registration statement or pursuant to Rule 144 under the Securities Act or any other rule of similar effect.

The foregoing summaries of the Placement Agency Agreement, the Common Warrants, the Pre-Funded Warrants, the Hybrid Offering Purchase Agreement, the PIPE Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 1.1, 4.1, 4.2, 10.1 10.2 and 10.3, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

ITEM 3.02	UNREGISTERED SALE OF SECURITIES

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Common Warrants and the Pre-Funded Warrants is incorporated by reference in this Item 3.02.

ITEM 7.01	REGULATION FD DISCLOSURE

On October 20, 2022, we issued a press release announcing the pricing of the transaction described in Item 1.01. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

On October 25, 2022, we issued a press release announcing that we closed the transaction described in Item 1.01. A copy of the press release is furnished as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.1	Placement Agency Agreement, dated as of October 20, 2022, by and between Cellectar Biosciences, Inc. and Oppenheimer & Co. Inc.
4.1	Form of Common Warrant
4.2	Form of Pre-Funded Warrant
5.1	Opinion of Sidley Austin LLP
10.1	Form of Hybrid Securities Purchase Agreement, dated as of October 20, 2022, by and between the Company and the purchasers named therein
10.2	Form of PIPE Securities Purchase Agreement, dated as of October 20, 2022, by and between the Company and the purchasers named therein
10.3	Form of Registration Rights Agreement, dated as of October 20, 2022, by and between the Company and the purchasers named therein
23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)
99.1	Press Release, dated October 21, 2022
99.2	Press Release, dated October 25, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLECTAR BIOSCIENCES, INC.

Date: October 25, 2022	By:	/s/ Chad J. Kolean
	Name:	Chad J. Kolean
	Title:	Chief Financial Officer